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As filed with the Securities and Exchange Commission on October 22, 2013

Registration No. 333-191522

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to

FORM S-1
REGISTRATION STATEMENT
Under
The Securities Act of 1933

PennyMac Financial Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	6162 (Primary Standard Industrial Classification Code Number)	80-0882793 (I.R.S. Employer Identification Number)

6101 Condor Drive
Moorpark, CA 93021
Phone: (818) 224-7442
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Jeffrey P. Grogin
Chief Administrative and Legal Officer and Secretary
PennyMac Financial Services, Inc.
6101 Condor Drive
Moorpark, CA 93021
Phone: (818) 224-7442
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Timothy R. Rupp
Richard J. Welch
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071
(213) 680-6400

Approximate date of commencement of the proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. ☒

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

        The sole purpose of this Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-191522) (the "Registration Statement") of PennyMac Financial Services, Inc. is to file the required XBRL (eXtensible Business Reporting Language) interactive data and a recent amendment to a material agreement with the Securities and Exchange Commission. XBRL is a global standard for exchanging business information and the XBRL interactive data presents the financial statements that were previously filed in the Registration Statement, which are unchanged, in this business reporting language. This Amendment No. 1 does not modify any of Part I of the Registration Statement. Accordingly, Part I of the Registration Statement has been omitted from this Amendment No. 1, and this Amendment No. 1 consists of only the cover page, this explanatory note, Part II of the Registration Statement, the XBRL interactive data, the recent amendment and the signature page.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.    Other Expenses of Issuance and Distribution.

        The following table sets forth the fees and expenses in connection with the issuance and distribution of the securities being registered (excluding underwriting discounts and commissions). Except for the Securities and Exchange Commission registration fee, all amounts are estimates.

Amount Paid or to be Paid
SEC registration fee	$106,877
Legal fees and expenses	75,000
Accounting fees and expenses	65,000
Printing expenses	150,000
Miscellaneous	5,000

Total	$401,877

Item 14.    Indemnification of Directors and Officers.

        Section 145 of the Delaware General Corporation Law authorizes a corporation's board of directors to grant, and authorizes a court to award, indemnity to officers, directors, and other corporate agents.

        As permitted by Delaware law, our certificate of incorporation provides that, to the fullest extent permitted by Delaware law, no director will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Pursuant to Delaware law such protection would be not available for liability:

  •
  for any breach of a duty of loyalty to us or our stockholders;

  •
  for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

  •
  for any transaction from which the director derived an improper benefit; or

  •
  for an act or omission for which the liability of a director is expressly provided by an applicable statute, including unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law.

        Our certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of our certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law.

        Our bylaws further provide that we must indemnify our directors and officers to the fullest extent permitted by Delaware law. The bylaws also authorize us to indemnify any of our employees or agents and permit us to secure insurance on behalf of any officer, director, employee or agent for any liability arising out of his or her action in that capacity, whether or not Delaware law would otherwise permit indemnification.

        In addition, our bylaws provide that we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the bylaws are not exclusive.

        At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

        We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify and advance expenses to each director and officer to the fullest extent permitted by Delaware law, our certificate of incorporation and our bylaws, for expenses such as, among other things, attorneys' fees, judgments, fines, and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action by or in our right, arising out of the person's services as our director or executive officer or as the director or executive officer of any subsidiary of ours or any other company or enterprise to which the person provides services at our request. We also maintain directors' and officers' liability insurance.

        The SEC has taken the position that personal liability of directors for violation of the federal securities laws cannot be limited and that indemnification by us for any such violation is unenforceable. The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder's investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Item 15.    Recent Sales of Unregistered Securities.

        On July 15, 2013, we issued 6,110,000 shares of Class A common stock to Fidelity Investments Charitable Gift Fund in exchange for 6,110,000 Class A Units of PNMAC that had been donated to Fidelity Investments Charitable Gift Fund by BlackRock. This exchange was made pursuant to an exercise notice provided by Fidelity Investments Charitable Gift Fund as a permitted transferee under the exchange agreement described in the prospectus included in this Registration Statement. The issuance of these shares was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

Item 16.    Exhibits and Financial Statement Schedules.

(a)
Exhibits

Number		Description
3.1		Amended and Restated Certificate of Incorporation of PennyMac Financial Services, Inc. (incorporated by reference to Exhibit 3.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).

3.2		Amended and Restated Bylaws of PennyMac Financial Services, Inc. (incorporated by reference to Exhibit 3.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on August 19, 2013).

4.1		Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Registrant's Amendment No. 4 to Form S-1 Registration Statement as filed with the SEC on April 29, 2013).

5.1	*	Opinion of Bingham McCutchen LLP.

10.1		Fourth Amended and Restated Limited Liability Company Agreement of Private National Mortgage Acceptance Company, LLC, dated as of May 8, 2013 (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).

Number		Description
10.2		Exchange Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. and Private National Mortgage Acceptance Company, LLC and the Company Unitholders (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).

10.3		Tax Receivable Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. Private National Mortgage Acceptance Company, LLC and each of the Members (incorporated by reference to Exhibit 10.3 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).

10.4		Registration Rights Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. and the Holders (incorporated by reference to Exhibit 10.4 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).

10.5		Stockholder Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. and BlackRock Mortgage Ventures, LLC (incorporated by reference to Exhibit 10.5 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).

10.6		Stockholder Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. and HC Partners LLC (incorporated by reference to Exhibit 10.6 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).

10.7	†	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).

10.8	†	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Non-Employee Directors (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 16, 2013).

10.9	†	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Executive Officers (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K as filed with the SEC on June 17, 2013).

10.10	†	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Other Eligible Participants (incorporated by reference to Exhibit 10.3 of the Registrant's Current Report on Form 8-K as filed with the SEC on June 17, 2013).

10.11	†	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Stock Option Award Agreement (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on June 17, 2013).

10.12	†	Form of PennyMac Financial Services, Inc. Indemnification Agreement (incorporated by reference to Exhibit 10.8 of the Registrant's Amendment No. 2 to Form S-1 Registration Statement as filed with the SEC on April 5, 2013).

10.13	†	Employment Agreement, dated as of April 20, 2013, by and among Private National Mortgage Acceptance Company, LLC, PennyMac Financial Services, Inc. and Stanford L. Kurland (incorporated by reference to Exhibit 10.34 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

Number		Description
10.14	†	Employment Agreement, dated as of April 20, 2013, by and among Private National Mortgage Acceptance Company, LLC, PennyMac Financial Services, Inc. and David A. Spector (incorporated by reference to Exhibit 10.35 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

10.15		Mortgage Banking and Warehouse Services Agreement, effective as of February 1, 2013, by and between PennyMac Loan Services, LLC and PennyMac Corp. (incorporated by reference to Exhibit 10.9 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.16		Amendment No. 1 to Mortgage Banking and Warehouse Services Agreement, dated as of March 1, 2013, by and between PennyMac Loan Services LLC and PennyMac Corp. (incorporated by reference to Exhibit 10.31 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).

10.17		Amendment No. 2 to Mortgage Banking and Warehouse Services Agreement, between PennyMac Loan Services, LLC and PennyMac Corp., dated as of August 14, 2013 (incorporated by reference to Exhibit 1.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on August 19, 2013).

10.18		Amended and Restated Flow Servicing Agreement, dated as of February 1, 2013, by and between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P. (incorporated by reference to Exhibit 10.10 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.19		Second Amended and Restated Flow Servicing Agreement, dated as of March 1, 2013, by and between PennyMac Operating Partnership, L.P. and PennyMac Loan Services, LLC (incorporated by reference to Exhibit 10.30 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).

10.20		MSR Recapture Agreement, effective as of February 1, 2013, by and between PennyMac Loan Services, LLC and PennyMac Corp. (incorporated by reference to Exhibit 10.11 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.21	*	Amendment No. 1 to MSR Recapture Agreement, effective as of August 1, 2013, by and between PennyMac Loan Services, LLC and PennyMac Corp.

10.22		Amended and Restated Management Agreement, dated as of February 1, 2013, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC (incorporated by reference to Exhibit 10.12 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.23		Amended and Restated Underwriting Fee Reimbursement Agreement, dated as of February 1, 2013, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC (incorporated by reference to Exhibit 10.13 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.24		Master Spread Acquisition and MSR Servicing Agreement, by and between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P., dated as of February 1, 2013 (incorporated by reference to Exhibit 10.26 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

Number	Description
10.25	Amendment No. 1 to Master Spread Acquisition and MSR Servicing Agreement, dated as of September 30, 2013, by and between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P.

10.26	Confidentiality Agreement, by and between PennyMac Mortgage Investment Trust and PNMAC Capital Management, LLC, dated as of February 6, 2013 (incorporated by reference to Exhibit 10.28 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.27	Amended and Restated Confidentiality Agreement, dated as of March 1, 2013, by and between PennyMac Mortgage Investment Trust and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.29 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).

10.28	Amended and Restated Flow Servicing Agreement, by and between PNMAC Mortgage Co., LLC and PennyMac Loan Services, LLC, dated August 1, 2010 (incorporated by reference to Exhibit 10.14 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).

10.29	Second Amended and Restated Flow Servicing Agreement, dated as of August 1, 2008, as amended effective as of January 1, 2012, by and between PNMAC Mortgage Opportunity Fund Investors, LLC and PennyMac Loan Services, LLC (incorporated by reference to Exhibit 10.15 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.30	Amended and Restated Flow Servicing Agreement, dated as of August 1, 2010, by and between PNMAC Mortgage Opportunity Fund, LP and PennyMac Loan Services, LLC (incorporated by reference to Exhibit 10.27 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).

10.31	Investment Management Agreement, as amended and restated May 26, 2011, by and between PNMAC Mortgage Opportunity Fund, L.P. and PNMAC Capital Management, LLC (incorporated by reference to Exhibit 10.16 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.32	Investment Management Agreement, dated as of August 1, 2008, between PNMAC Mortgage Opportunity Fund Investors, LLC and PNMAC Capital Management, LLC (incorporated by reference to Exhibit 10.17 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.33	Master Repurchase Agreement, dated as of March 17, 2011, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.18 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.34	Amendment No. 1 to Master Repurchase Agreement, dated as of July 21, 2011, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

Number		Description
10.35		Amendment No. 2 to Master Repurchase Agreement, dated as of March 23, 2012, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

10.36		Amendment No. 3 to Master Repurchase Agreement, dated as of August 28, 2012, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

10.37		Amendment No. 4 to Master Repurchase Agreement, dated as of January 3, 2013, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

10.38		Amendment No. 5 to Master Repurchase Agreement, dated as of March 28, 2013, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

10.39		Master Repurchase Agreement, dated as of June 26, 2012, by and between PennyMac Loan Services, LLC and Citibank, N.A. (incorporated by reference to Exhibit 10.20 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.40		Amendment Number One to the Master Repurchase Agreement, dated as of December 31, 2012, by and between PennyMac Loan Services, LLC and Citibank, N.A. (incorporated by reference to Exhibit 10.21 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.41	*	Amendment Number Two to the Master Repurchase Agreement, dated as of April 17, 2013, by and between PennyMac Loan Services, LLC and Citibank, N.A.

10.42	*	Amendment Number Three to the Master Repurchase Agreement, dated as of June 25, 2013, by and between PennyMac Loan Services, LLC and Citibank, N.A.

10.43	*	Amendment Number Four to the Master Repurchase Agreement, dated as of July 25, 2013, by and between PennyMac Loan Services, LLC and Citibank, N.A.

10.44		Second Amended and Restated Loan and Security Agreement, dated as of March 27, 2012, between Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.22 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

10.45		Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated as of December 12, 2012, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.23 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

Number		Description
10.46		Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, dated as of March 22, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.23 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).

10.47		Amended and Restated Master Repurchase Agreement, dated as of May 3, 2013, by and among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.36 of the Registrant's Amendment No. 5 to Form S-1 Registration Statement as filed with the SEC on May 7, 2013).

10.48	*	Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of September 5, 2013, by and among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Cceptance Company, LLC

10.49	*	Master Repurchase Agreement, dated as of July 2, 2013, by and among PennyMac Loan Services, LLC, Morgan Stanley Bank, N.A. and Morgan Stanley Mortgage Capital Holdings LLC.

10.50	*	Amendment Number One to the Master Repurchase Agreement, dated as of August 26, 2013, by and among PennyMac Loan Services, LLC, Morgan Stanley Bank, N.A. and Morgan Stanley Mortgage Capital Holdings LLC.

14.1		Code of Business Conduct and Ethics (incorporated by reference to Exhibit 14.1 of the Registrant's Amendment No. 2 to Form S-1 Registration Statement as filed with the SEC on April 5, 2013).

21.1		Subsidiaries of the Registrant (Incorporated by reference to Exhibit 21.1 to the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC as filed on March 26, 2013).

23.1	*	Consent of Bingham McCutchen LLP (included in Exhibit 5.1)

23.2	*	Consent of Deloitte & Touche LLP

101.INS		XBRL Instance Document**

101.SCH		XBRL Taxonomy Extension Schema Document**

101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document**

101.DEF		XBRL Taxonomy Extension Definition Linkbase Document**

101.LAB		XBRL Taxonomy Extension Label Linkbase Document**

101.PRE		XBRL Taxonomy Extension Presentation Linkbase Document**

†
Indicates a management contract or compensation plan

*
Previously filed

**
Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections

(b)
Financial Statement Schedules

        All schedules have been omitted because they are not required or because the required information is given in the financial statements or notes to those statements.

Item 17.    Undertakings.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The undersigned Registrant hereby undertakes:

          (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act;

         (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2)   That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Moorpark, State of California, on October 22, 2013.

PENNYMAC FINANCIAL SERVICES, INC.
By:	/s/ JEFFREY P. GROGIN Jeffrey P. Grogin Chief Administrative and Legal Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Stanford L. Kurland	Chief Executive Officer and Director (principal executive officer)	October 22, 2013
* Anne McCallion	Chief Financial Officer (principal financial officer and principal accounting officer)	October 22, 2013
* David A. Spector	Director	October 22, 2013
* Matthew Botein	Director	October 22, 2013
* James K. Hunt	Director	October 22, 2013
* Joseph Mazzella	Director	October 22, 2013
* Farhad Nanji	Director	October 22, 2013

Name		Title	Date

* John Taylor		Director	October 22, 2013
* Mark Wiedman		Director	October 22, 2013
*By	/s/ JEFFREY P. GROGIN Jeffrey P. Grogin Attorney-in-Fact

 EXHIBIT INDEX

Number		Description
3.1		Amended and Restated Certificate of Incorporation of PennyMac Financial Services, Inc. (incorporated by reference to Exhibit 3.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).
3.2		Amended and Restated Bylaws of PennyMac Financial Services, Inc. (incorporated by reference to Exhibit 3.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on August 19, 2013).
4.1		Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Registrant's Amendment No. 4 to Form S-1 Registration Statement as filed with the SEC on April 29, 2013).
5.1	*	Opinion of Bingham McCutchen LLP.
10.1
Fourth Amended and Restated Limited Liability Company Agreement of Private National Mortgage Acceptance Company, LLC, dated as of May 8, 2013 (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).
10.2
Exchange Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. and Private National Mortgage Acceptance Company, LLC and the Company Unitholders (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).
10.3
Tax Receivable Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. Private National Mortgage Acceptance Company, LLC and each of the Members (incorporated by reference to Exhibit 10.3 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).
10.4
Registration Rights Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. and the Holders (incorporated by reference to Exhibit 10.4 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).
10.5
Stockholder Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. and BlackRock Mortgage Ventures, LLC (incorporated by reference to Exhibit 10.5 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).
10.6
Stockholder Agreement, dated as of May 8, 2013, between PennyMac Financial Services, Inc. and HC Partners LLC (incorporated by reference to Exhibit 10.6 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).
10.7	†	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 14, 2013).
10.8	†
PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Non-Employee Directors (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on May 16, 2013).
10.9	†
PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Executive Officers (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K as filed with the SEC on June 17, 2013).

Number		Description
10.10	†	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Other Eligible Participants (incorporated by reference to Exhibit 10.3 of the Registrant's Current Report on Form 8-K as filed with the SEC on June 17, 2013).
10.11	†
PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Stock Option Award Agreement (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on June 17, 2013).
10.12	†
Form of PennyMac Financial Services, Inc. Indemnification Agreement (incorporated by reference to Exhibit 10.8 of the Registrant's Amendment No. 2 to Form S-1 Registration Statement as filed with the SEC on April 5, 2013).
10.13	†
Employment Agreement, dated as of April 20, 2013, by and among Private National Mortgage Acceptance Company, LLC, PennyMac Financial Services, Inc. and Stanford L. Kurland (incorporated by reference to Exhibit 10.34 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.14	†
Employment Agreement, dated as of April 20, 2013, by and among Private National Mortgage Acceptance Company, LLC, PennyMac Financial Services, Inc. and David A. Spector (incorporated by reference to Exhibit 10.35 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.15
Mortgage Banking and Warehouse Services Agreement, effective as of February 1, 2013, by and between PennyMac Loan Services, LLC and PennyMac Corp. (incorporated by reference to Exhibit 10.9 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.16
Amendment No. 1 to Mortgage Banking and Warehouse Services Agreement, dated as of March 1, 2013, by and between PennyMac Loan Services LLC and PennyMac Corp. (incorporated by reference to Exhibit 10.31 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).
10.17
Amendment No. 2 to Mortgage Banking and Warehouse Services Agreement, between PennyMac Loan Services, LLC and PennyMac Corp., dated as of August 14, 2013 (incorporated by reference to Exhibit 1.1 of the Registrant's Current Report on Form 8-K as filed with the SEC on August 19, 2013).
10.18
Amended and Restated Flow Servicing Agreement, dated as of February 1, 2013, by and between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P. (incorporated by reference to Exhibit 10.10 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.19
Second Amended and Restated Flow Servicing Agreement, dated as of March 1, 2013, by and between PennyMac Operating Partnership, L.P. and PennyMac Loan Services, LLC (incorporated by reference to Exhibit 10.30 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).
10.20
MSR Recapture Agreement, effective as of February 1, 2013, by and between PennyMac Loan Services, LLC and PennyMac Corp. (incorporated by reference to Exhibit 10.11 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.21	*	Amendment No. 1 to MSR Recapture Agreement, effective as of August 1, 2013, by and between PennyMac Loan Services, LLC and PennyMac Corp.

Number	Description
10.22	Amended and Restated Management Agreement, dated as of February 1, 2013, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC (incorporated by reference to Exhibit 10.12 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.23
Amended and Restated Underwriting Fee Reimbursement Agreement, dated as of February 1, 2013, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC (incorporated by reference to Exhibit 10.13 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.24
Master Spread Acquisition and MSR Servicing Agreement, by and between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P., dated as of February 1, 2013 (incorporated by reference to Exhibit 10.26 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.25	Amendment No. 1 to Master Spread Acquisition and MSR Servicing Agreement, dated as of September 30, 2013, by and between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P.
10.26
Confidentiality Agreement, by and between PennyMac Mortgage Investment Trust and PNMAC Capital Management, LLC, dated as of February 6, 2013 (incorporated by reference to Exhibit 10.28 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.27
Amended and Restated Confidentiality Agreement, dated as of March 1, 2013, by and between PennyMac Mortgage Investment Trust and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.29 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).
10.28
Amended and Restated Flow Servicing Agreement, by and between PNMAC Mortgage Co., LLC and PennyMac Loan Services, LLC, dated August 1, 2010 (incorporated by reference to Exhibit 10.14 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).
10.29
Second Amended and Restated Flow Servicing Agreement, dated as of August 1, 2008, as amended effective as of January 1, 2012, by and between PNMAC Mortgage Opportunity Fund Investors, LLC and PennyMac Loan Services, LLC (incorporated by reference to Exhibit 10.15 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.30
Amended and Restated Flow Servicing Agreement, dated as of August 1, 2010, by and between PNMAC Mortgage Opportunity Fund, LP and PennyMac Loan Services, LLC (incorporated by reference to Exhibit 10.27 of the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC on March 26, 2013).
10.31
Investment Management Agreement, as amended and restated May 26, 2011, by and between PNMAC Mortgage Opportunity Fund, L.P. and PNMAC Capital Management, LLC (incorporated by reference to Exhibit 10.16 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.32
Investment Management Agreement, dated as of August 1, 2008, between PNMAC Mortgage Opportunity Fund Investors, LLC and PNMAC Capital Management, LLC (incorporated by reference to Exhibit 10.17 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).

Number		Description
10.33		Master Repurchase Agreement, dated as of March 17, 2011, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.18 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.34
Amendment No. 1 to Master Repurchase Agreement, dated as of July 21, 2011, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.35
Amendment No. 2 to Master Repurchase Agreement, dated as of March 23, 2012, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.36
Amendment No. 3 to Master Repurchase Agreement, dated as of August 28, 2012, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.37
Amendment No. 4 to Master Repurchase Agreement, dated as of January 3, 2013, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.38
Amendment No. 5 to Master Repurchase Agreement, dated as of March 28, 2013, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibits 10.19 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.39
Master Repurchase Agreement, dated as of June 26, 2012, by and between PennyMac Loan Services, LLC and Citibank, N.A. (incorporated by reference to Exhibit 10.20 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.40
Amendment Number One to the Master Repurchase Agreement, dated as of December 31, 2012, by and between PennyMac Loan Services, LLC and Citibank, N.A. (incorporated by reference to Exhibit 10.21 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.41	*	Amendment Number Two to the Master Repurchase Agreement, dated as of April 17, 2013, by and between PennyMac Loan Services, LLC and Citibank, N.A.
10.42	*	Amendment Number Three to the Master Repurchase Agreement, dated as of June 25, 2013, by and between PennyMac Loan Services, LLC and Citibank, N.A.
10.43	*	Amendment Number Four to the Master Repurchase Agreement, dated as of July 25, 2013, by and between PennyMac Loan Services, LLC and Citibank, N.A.

Number		Description
10.44		Second Amended and Restated Loan and Security Agreement, dated as of March 27, 2012, between Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.22 of the Registrant's Form S-1 Registration Statement as filed with the SEC on February 7, 2013).
10.45
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated as of December 12, 2012, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.23 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.46
Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, dated as of March 22, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.23 of the Registrant's Amendment No. 3 to Form S-1 Registration Statement as filed with the SEC on April 22, 2013).
10.47
Amended and Restated Master Repurchase Agreement, dated as of May 3, 2013, by and among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.36 of the Registrant's Amendment No. 5 to Form S-1 Registration Statement as filed with the SEC on May 7, 2013).
10.48	*
Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of September 5, 2013, by and among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Loan Services, LLC and Private National Mortgage Cceptance Company, LLC
10.49	*	Master Repurchase Agreement, dated as of July 2, 2013, by and among PennyMac Loan Services, LLC, Morgan Stanley Bank, N.A. and Morgan Stanley Mortgage Capital Holdings LLC.
10.50	*
Amendment Number One to the Master Repurchase Agreement, dated as of August 26, 2013, by and among PennyMac Loan Services, LLC, Morgan Stanley Bank, N.A. and Morgan Stanley Mortgage Capital Holdings LLC.
14.1		Code of Business Conduct and Ethics (incorporated by reference to Exhibit 14.1 of the Registrant's Amendment No. 2 to Form S-1 Registration Statement as filed with the SEC on April 5, 2013).
21.1		Subsidiaries of the Registrant (Incorporated by reference to Exhibit 21.1 to the Registrant's Amendment No. 1 to Form S-1 Registration Statement as filed with the SEC as filed on March 26, 2013).
23.1	*	Consent of Bingham McCutchen LLP (included in Exhibit 5.1)
23.2	*	Consent of Deloitte & Touche LLP
101.INS		XBRL Instance Document**
101.SCH		XBRL Taxonomy Extension Schema Document**
101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document**
101.DEF		XBRL Taxonomy Extension Definition Linkbase Document**

Number	Description
101.LAB	XBRL Taxonomy Extension Label Linkbase Document**
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document**

†
Indicates management contract or compensation plan

*
Previously filed

**
Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections

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EXPLANATORY NOTE
PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 13. Other Expenses of Issuance and Distribution.
  Item 14. Indemnification of Directors and Officers.
  Item 15. Recent Sales of Unregistered Securities.
  Item 16. Exhibits and Financial Statement Schedules.
  Item 17. Undertakings.
SIGNATURES
EXHIBIT INDEX